Property, Plant and Equipment (Tables)	6 Months Ended
Jun. 30, 2016
Property, Plant and Equipment [Abstract]
Property, plant and equipment
PROPERTY, PLANT AND EQUIPMENT BY SEGMENT, AT COST (in millions)

	June 30, 2016	December 31, 2015
Gathering (a)	$1,368	$1,700
Processing	571	565
Terminalling and Transportation	1,669	1,629
Gross Property, Plant and Equipment	3,608	3,894
Accumulated depreciation (a)	(475)	(427)
Net Property, Plant and Equipment	$3,133	$3,467

(a)
We recognized a decrease of $363 million to net property, plant and equipment as of January 1, 2016 as a result of the deconsolidation of RGS. See Note 4 for further discussion of the deconsolidation of RGS.